Exhibit 99.1

GLOBAL PARTNERS LP

Global Partners LP Announces Public Offering of Common Units

Waltham, Mass., June 10, 2015 — Global Partners LP (NYSE:GLP) (“Global” or the “Partnership”) today announced that it has commenced a public offering, subject to market and other conditions, of  3,000,000 common units representing limited partner interests in Global. Global also intends to grant the underwriters a 30-day option to purchase up to 450,000 additional common units. Global expects to use the net proceeds from this offering to reduce indebtedness outstanding under its revolving credit facility. Barclays, BofA Merrill Lynch, Wells Fargo Securities, Deutsche Bank Securities, J.P. Morgan and Raymond James will act as joint book-running managers for the offering.

This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The common units will be offered and sold pursuant to an effective registration statement on Form S-3 previously filed with the Securities and Exchange Commission. This offering may be made only by means of a prospectus supplement and accompanying base prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, which will be filed with the Securities and Exchange Commission.

When available, copies of the prospectus supplement and accompanying base prospectus related to this offering can be obtained from:

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

E-mail: Barclaysprospectus@broadridge.com

Telephone: (888) 603-5847

BofA Merrill Lynch

222 Broadway

New York, NY 10038

Attn: Prospectus Department
E-mail: dg.psopectus_requests@baml.com

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, NY 10152

E-mail: cmclientsupport@wellsfargo.com

Telephone: (800) 326-5897

Deutsche Bank Securities

Attn: Prospectus Department

60 Wall Street

New York, NY 10005-2836

E-mail: prospectus.cpdg@db.com

Telephone: (800) 503-4611

J.P. Morgan

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Telephone: (866) 803-9204

Raymond James

Attn: Prospectus Department

880 Carillon Parkway

St. Petersburg, FL 33716

E-mail: prospectus@raymondjames.com

Telephone: (800) 248-8863

You can also obtain these documents for free by visiting the Securities and Exchange Commission website at www.sec.gov.

About Global Partners LP

A publicly traded master limited partnership, Global is a midstream logistics and marketing company that owns, controls or has access to one of the largest terminal networks of petroleum products and renewable fuels in the Northeast. Global also is one of the largest distributors of gasoline, distillates, residual oil and renewable fuels to wholesalers, retailers and commercial customers in New England and New York. The Partnership is a leader in the transportation of crude oil and other products by rail across its “virtual pipeline” from the mid-continental U.S. and Canada to the East and West Coasts for distribution to refiners and others. With approximately 1,600 locations, primarily in the Northeast, Global also is one of the largest independent owners, suppliers and operators of gasoline stations and convenience stores. Global is No. 180 in the Fortune 500 list of America’s largest corporations.

Forward-Looking Statements

This news release may contain forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “may,” “believe,” “should,” “could,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “will likely result,” or other similar expressions. In addition, any statement made by Global Partners LP’s management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects and possible actions by Global Partners LP or its subsidiaries are also forward-looking statements.

Although Global Partners LP believes these forward-looking statements are reasonable as and when made, there may be events in the future that Global Partners LP is not able to predict accurately or control, and there can be no assurance that future developments affecting Global Partners LP’s business will be those that it anticipates.

For additional information about risks and uncertainties that could cause actual results to differ materially from the expectations Global Partners LP describes in its forward-looking statements, please refer to Global Partners LP’s Annual Report on Form 10-K and subsequent filings the Partnership makes with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made. Global Partners LP expressly disclaims any obligation or undertaking to update forward-looking statements to reflect any change in its expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.

Source: Global Partners LP

Global Partners LP
Daphne H. Foster, 781-894-8800
Chief Financial Officer

or

Edward J. Faneuil, 781-894-8800
Executive Vice President,
General Counsel and Secretary